Filed pursuant to Rule 497 File No. 333-215111 Rule 482 ad

PennantPark Floating Rate Capital Ltd. (the "Company") (NASDAQ:PFLT) announced that it plans to make a public offering of 6,000,000 shares of its common stock. In connection with the offering, the Company is hosting a group investor call for which details are as follows:

GROUP INVESTOR CALL
Tuesday, October 24, 2017 @ 4:40 PM EST
US: (844) 678-4803 / INTL: (330) 871-4564
CONF ID: 2479539

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated October 24, 2017 and the accompanying prospectus dated January 19, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, NY  10019; RBC Capital Markets, LLC, 200 Vesey Street, New York, NY 10281; and SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road NE, Atlanta, GA 30326.